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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC. 20549

                                    ---------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               GLOBIX CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                  Delaware                                       13-3781263
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(State of Incorporation or Organization)                      (I.R.S. Employer
                                                             Identification No.)

295 Lafayette Street, 3rd Floor, New York, NY 10012 - (212) 334-8500     10012
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           (Address of principal executive offices)                   (Zip Code)


If this Form relates to the                   If this Form relates to the
registration of a class of debt               registration of a class of debt
securities and is effective upon filing       securities and is to become
pursuant to General                           effective simultaneously with the
Instruction A(c)(1) please check              effectiveness of a concurrent
the following box.        |_|                 registration statement under the
                                              Securities Act of 1933 pursuant to
                                              General Instruction A(c)(2) please
                                              check the following box.     |_|


Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                     Name of Each Exchange on Which
        to be so Registered                     Each Class is to be Registered


Common Stock, par value $.01 per share         The Nasdaq National Market System
--------------------------------------         ---------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.01 per share
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                                (Title of Class)


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                                (Title of Class)




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ITEM 1.    DESCRIPTION OF REGISTRANTS SECURITIES TO BE REGISTERED.

           Incorporated by reference to Registrant's Registration Statement on Form S-1, Registration No. 333-70375, filed under the Securities Act of 1933, as amended.


ITEM 2.    EXHIBITS.

           1. Specimen of Registrant's Common Stock Certificate is incorporated by reference to Registrant's Registration Statement on Form SB-2, Registration No. 33-98978, filed under the Securities Act of 1933, as amended.


           2. Registrant's Certificate of Incorporation and By-laws are incorporated by reference to Registrant's Registration Statement on Form S-4, Registration No. 333-57993, filed under the Securities Act of 1933, as amended.



                                    SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

DATE:  March 22, 1999


                                        GLOBIX CORPORATION

                                        By /s/ Marc H. Bell
                                           -------------------------
                                           Marc H. Bell
                                           President and
                                           Chief Executive Officer


                                        By /s/ Robert Bell
                                           -------------------------
                                           Robert Bell
                                           Executive Vice President
                                           and Chief Financial
                                           Officer


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